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                                 OAK VALUE FUND

                                   A series of
                         THE TUSCARORA INVESTMENT TRUST
                                3435 Stelzer Road
                              Columbus, Ohio 43219
                            Telephone 1-800-622-2474

   Statement of Additional Information ("SAI") Supplement dated July 17, 2002 to SAI dated November 1, 2001

The disclosure in the two initial paragraphs on page 12 of the above noted SAI under the heading "Other Service Providers" is deleted and replaced with the following:

     As of June 12, 2002, the firm of Deloitte and Touche LLP, 1700 Courthouse Plaza NE, Dayton, Ohio 45402-1788, has been retained by the Board of Trustees to perform an independent audit of the books and records of the Trust and to consult with the Trust as to matters of accounting and federal and state income taxation. Prior to June 12, 2002, Arthur Andersen LLP served as the Fund's auditor.

     As of June 18, 2002, the Custodian of the Fund's assets is U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202. The Custodian holds all cash and securities of the Fund (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Fund. Prior to June 18, 2002, Bank of New York served as the Fund's Custodian.

                  INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
                          THE SAI FOR FUTURE REFERENCE.